F21.222	Exhibit 10.5

DATED 29 JUNE 2015

PISTI SHIPPING LLC

ARIS MARINE LLC

APHRODITE MARINE LLC

ATHENA MARINE LLC

DIMITRA MARINE LLC

APOLLON MARINE LLC

ARTEMIS MARINE LLC

HERMES MARINE LLC (MI)

HERA MARINE LLC

ALEXANDER MARINE LLC

(as borrowers)

-and-

POSEIDON CONTAINERS HOLDINGS LLC

(as guarantor)

-and-

DVB BANK SE

(as lender)

SIXTH SUPPLEMENTAL AGREEMENT TO A SECURED LOAN FACILITY AGREEMENT

DATED 2 SEPTEMBER 2010 AS AMENDED AND SUPPLEMENTED

BY A FIRST SUPPLEMENTAL AGREEMENT DATED 5 NOVEMBER 2010 A SECOND

SUPPLEMENTAL AGREEMENT DATED 17 OCTOBER 2011 A THIRD SUPPLEMENTAL

AGREEMENT DATED 12 JULY 2012 A FOURTH SUPPLEMENTAL AGREEMENT DATED 6

DECEMBER 2012 A DEED OF AMENDMENT, RELEASE AND REASSIGNMENT DATED 25

JANUARY 2013 AND A FIFTH SUPPLEMENTAL AGREEMENT DATED 26 FEBRUARY

2015

m.s. “MAMITSA”

m.s. “NEWYORKER”

m.s. “MAIRA”

m.s. “NIKOLAS”

m.s. ‘‘MARY’’

CONTENTS

		Page

1	Interpretation	4

2	Conditions	5

3	Representations and Warranties	8

4	Amendments to Loan Agreement	9

5	Release of Security	12

6	Confirmation and Undertaking	12

7	Notices	13

8	Law and Jurisdiction	13

9	Further Assurance	14

10	Miscellaneous	14

11	Counterparts	14

12	Costs and Expenses	14

13	Schedule 1	18

14	Schedule 2	19

SIXTH SUPPLEMENTAL AGREEMENT

Dated: 29 June 2015

BETWEEN:-

(1)	PISTI SHIPPING LLC (“Pisti”), ARIS MARINE LLC (“Aris”), APHRODITE MARINE LLC (“Aphrodite”), ATHENA MARINE LLC (“Athena”), DIMITRA MARINE LLC (“Dimitra”), APOLLON MARINE LLC (“Apollon”), ARTEMIS MARINE LLC (“Artemis”), HERMES MARINE LLC (MI) (“Hermes”), HERA MARINE LLC (“Hera”) and ALEXANDER MARINE LLC (“Alexander”), each a limited liability company formed and existing under the laws of Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (together, the “Borrowers” and each a “Borrower”), jointly and severally; and

(2)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed and existing according to the law of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (“Poseidon”); and

(3)	DVB BANK SE, acting through its office at Ballindamm 6, D20095 Hamburg, Federal Republic of Germany (the “Lender”).

SUPPLEMENTAL TO a secured Loan Facility Agreement dated 2 September 2010 as amended and supplemented by a first supplemental agreement dated 5 November 2010 and as further amended, restated and supplemented by a second supplemental agreement dated 17 October 2011 and as further amended and supplemented by a third supplemental agreement dated 12 July 2012, a fourth supplemental agreement dated 6 December 2012, a deed of amendment, release and reassignment dated 25 January 2013 and a fifth supplemental agreement dated 26 February 2015 (together, the “Loan Agreement”) each made between, amongst others, the Borrowers and the Lender, on the terms and subject to the conditions of which the Lender agreed to advance to the Borrowers an aggregate amount not exceeding one hundred and seventy six million Dollars ($176,000,000) (the “Loan”) for the purposes and upon the terms and conditions contained therein.

WHEREAS:-

(A)	The Borrowers have requested:

(1)	pursuant to clause 12.3.19 of the Loan Agreement, the prior written consent of the Lender in order to effect a transfer of the membership interests and change of beneficial ownership in each Borrower from Poseidon to the Guarantor (the “Transfer”); and

(2)	the Lender to consent to the release and discharge of Poseidon from its obligations under the Loan Agreement, the Security Documents and all other Finance Documents to which Poseidon is a party subject to the execution and registration of the Additional Security Documents.

(B)	The Lender is willing to accede to such requests contained in Recital (A) and the Lender and the Borrowers have agreed to amend the Loan Agreement and the Security Documents (as applicable) on the terms and subject to the conditions contained in this Sixth Supplemental Agreement pursuant to which the Borrowers would agree to procure the execution of and delivery to the Lender of the Additional Security Documents.

(C)	At the date of this Sixth Supplemental Agreement, the outstanding amount of the Loan is sixty four million seven hundred and thirteen thousand eight hundred and fifty four Dollars ($64,713,854).

IT IS AGREED THAT:-

1	Interpretation

1.1	In this Sixth Supplemental Agreement the following words and expressions shall have the following meanings:-

“Additional Security Documents” means this Sixth Supplemental Agreement, the Guarantee, the Membership Interest Pledge Agreements and any other agreement or document which may at any time be executed by any person as additional security for the payment of all or any part of the Indebtedness.

“Guarantee” means the guarantee and indemnity to be granted by the Guarantor in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require.

“Guarantor” means Poseidon Containers Holdings Corp. a corporation incorporated under the laws of the Republic of the Marshall Islands whose registered address and principal office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

“Initial Conditions Precedent Satisfaction Date’’ means the date in which the Lender confirms to the Borrowers in writing in the form set out in Schedule 1 of this Sixth Supplemental Agreement that all of the conditions precedent referred to in

Clause 2.1 (other than the condition precedent referred to in Clause 2.1.10) have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default shall have occurred.

“IPO” means the initial public offering of part of the share capital of the Guarantor and the subsequent listing and trading of such share capital on the NYSE.

“Membership Interest Pledge Agreements” means the pledges over all the membership interests in Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera to be granted by the Guarantor, in its capacity as pledgor, in favour of the Lender, in such form and containing such terms and conditions as the Security Agent shall require and “Membership Interest Pledge Agreement” means any one of them.

“NYSE” means the New York Stock Exchange.

“Security Parties” means all parties to this Sixth Supplemental Agreement and “Security Party” means any one of them.

“Sixth Supplemental Agreement” means the agreement herein contained.

“Transfer Effective Date” means the date in which the Transfer has been effected, as may be evidenced by Clause 2.1.10.

1.2	All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Sixth Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Sixth Supplemental Agreement as if it was set out in full and as if references therein to “this Agreement” were references to “this Sixth Supplemental Agreement”.

1.3	All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Sixth Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.

2	Conditions

2.1	Before this Sixth Supplemental Agreement shall take effect, the Borrowers shall deliver or cause to be delivered to or to the order of the Lender the following documents and evidence:-

2.1.1	a certificate from a duly authorised officer of each Security Party confirming that none of the constitutional documents delivered to the

Lender pursuant to Clauses 3 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of each Security Party as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified;

2.1.2	a copy of the constitutional documents of the Guarantor;

2.1.3	a fresh certificate of good standing in respect of each Security Party and the Guarantor;

2.1.4	a copy of a resolution of the members of each Security Party and the Guarantor (as applicable):

(i)	approving and authorising or ratifying the execution of the documents to which that Security Party is or is to be a party pursuant to this Sixth Supplemental Agreement including the Additional Security Documents and any other documents required hereunder or under the Additional Security Documents or otherwise by the Lender (together, the “Supplemental Documents” and each a “Supplemental Document”); and

(ii)	authorizing a specified person or persons to execute those Supplemental Documents (and all documents and notices to be signed and/or despatched under those documents) on its behalf;

2.1.5	a certificate of a duly authorised officer of each Security Party and the Guarantor certifying that each copy document relating to it is correct, complete and in full force and effect and setting out the names of the directors, officers and membership interest holders (shareholders) (as applicable) of that Security Party and the proportion of membership interests held by each membership interest holders (shareholders) (as applicable);

2.1.6	the notarially attested and legalised power of attorney of the Guarantor under which any documents are to be executed or transactions undertaken by that Security Party;

2.1.7	a specimen of the signature and a copy of the passport of each person who executes the Additional Security Documents;

2.1.8	the Additional Security Documents duly executed by the parties thereto other than the Lender, together with all other documents required by any of them;

2.1.9	such documentation and other evidence (if any) as is reasonably requested by the Lender in respect of the Guarantor in order for the Lender to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated in the Finance Documents;

2.1.10	evidence, satisfactory to the Lender in its sole discretion, that Poseidon has validly transferred all the membership interests held in Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera to the Guarantor in its capacity as pledgor, which, in any case shall comprise of:

(i)	a certified copy of the amended and restated limited liability company agreement in respect of each of Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera specifying the Guarantor as the member/holder of the membership interests in such entity; and

(ii)	a certified copy of the LLC share certificate of each of Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera evidencing the Guarantor as the member/holder of the membership interests in each of Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera;

2.1.11	a letter from Messrs. Saville & Co., 2 Throgmorton Avenue, London EC2N 2ER, England accepting their appointment by each of the Security Parties as agent for service of proceedings pursuant to the Sixth Supplemental Agreement and the Additional Security Documents;

2.1.12	this Sixth Supplemental Agreement duly executed by the parties hereto other than the Lender;

2.1.13	a copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any of the Supplemental Documents or for the validity and enforceability of any of the Additional Security Documents; and

2.1.14	confirmation satisfactory to the Lender that the legal opinions required by the Lender will be given substantially in the forms required by the Lender.

2.2	The Borrowers undertake to deliver or to cause to be delivered to the Lender on, or as soon as practicable after, the date of this Sixth Supplemental Agreement, the legal opinions referred to in Clause 2.1.14, duly executed.

2.3	If any of the documents and evidence required by Clause 2.1 have not been delivered to the Lender in accordance therewith, the Borrowers undertake to deliver all outstanding documents and evidence to the Lender no later than the date specified by the Lender, and delivery on such later date shall not be taken as a waiver of the Lender’s right to require production of all the documents and evidence required by Clause 2.1.

2.4	All documents and evidence delivered to the Lender pursuant to this Clause shall:-

2.4.1	be in form and substance acceptable to the Lender; and

2.4.2	if required by the Lender, be certified, notarised, legalised or attested in a manner acceptable to the Lender.

3	Representations and Warranties

3.1	Each Borrower hereby represents and warrants to the Lender that it has the power to enter into and has duly authorised the execution and delivery of this Sixth Supplemental Agreement and the Additional Security Documents and the performance of this Sixth Supplemental Agreement and the Additional Security Documents.

3.2	Each of the representations and warranties contained in clause 11 of the Loan Agreement shall be deemed repeated by each of the Borrowers at the date of this Sixth Supplemental Agreement and at the Initial Conditions Precedent Satisfaction Date and at the Transfer Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Security Documents included the Additional Security Documents.

4	Amendments to Loan Agreement

With effect from the Transfer Effective Date:

4.1	the definitions contained in Clause 1.1 (Definitions and Interpretation) (other than the definitions of “Transfer Effective Date”, “Initial Conditions Precedent Satisfaction Date’’ and “Security Parties”) of this Sixth Supplemental Agreement shall be added to clause 1.1 of the Loan Agreement in alphabetical order;

4.2	the definition of “Guarantor” set forth in clause 1.1 (Definitions and Interpretation) of the Loan Agreement shall be deleted and be replaced as follows:

““Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960.’’;

4.3	the definition of “Original Financial Statements” set forth in clause 1.1 (Definitions and Interpretation) of the Loan Agreement shall be deleted and be replaced as follows:

““Original Financial Statements” means (a) the annual audited financial statements of the relevant Borrower for the financial year ended 31 December 2014 and (b) the annual audited financial statements of the Guarantor for the financial year ended 31 December 2014.’’;

4.4	the definition of “Pledgors’’ set forth in clause 1.1 (Definitions and Interpretation) of the Loan Agreement shall be deleted and replaced as follows:

““Pledgors” means (a) Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 in respect of all membership interest in Pisti, Aris, Aphrodite, Athena, Dimitra, Apollon, Artemis, Hermes and Hera and (b) Odysseus Marine LLC (“Odysseus”) a limited liability company formed and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 in respect of all membership interest in Alexander and Philippos and “Pledgor” means either one of them.’’; and

4.5	the following definitions shall be added in clause 1.1 (Definitions and Interpretation) of the Loan Agreement in alphabetical order and all references to “IFRS” in the loan agreement shall be construed and read as if they were references to “Applicable Accounting Principles”:

““Applicable Accounting Principles” means:

(a)	prior to the successful completion of the IPO, IFRS; and

(b)	at all times thereafter, GAAP;

““GAAP” means generally accepted accounting principles in the United States of America.”.

With effect from the successful completion of the IPO:

4.6	the definition of “Relevant Documents” set forth in clause 1.1 (Definitions and Interpretation) of the Loan Agreement shall be deleted and replaced as follows:

““Relevant Documents” means the Finance Documents, the MOAs, the Building Contracts, the Managers’ confirmation specified in Part I of Schedule 1 (Conditions precedent) and the Account Holder’s confirmation specified in Part I of Schedule 1 (Conditions precedent).”;

4.7	clause 12.3.13 (No dividends or non-arm’s length transactions) of the Loan Agreement shall be deleted and replaced as follows:

“12.3.13 No dividends or non-arm’s length transactions The Borrowers shall not without the prior written consent of the Lender, such consent not to be unreasonably withheld or delayed:

(a)	pay any dividends or make any other distributions of revenue or capital nature to shareholders, issue any new membership interests or make any payments of principal or interest on amounts owed to related entities or persons; or

(b)	enter into a transaction with an affiliate other than on arm’s length terms,

provided always that such consent in writing of the Lender shall not in either case be required should at the relevant time no Event of Default have occurred and be continuing under the provisions of the Finance Documents.”;

4.8	clause 12.3.15 (No change in Relevant Documents) of the Loan Agreement shall be deleted and replaced as follows:

“12.3.15 No change in Relevant Documents The Borrowers shall procure that, without the prior written consent of the Lender, there shall be no termination of, alteration to, or waiver of any term of, any of the Relevant Documents which are not Finance Documents or any of the constitutional documents of the Borrowers.”;

4.9	clause 12.3.19 (No change in ownership) of the Loan Agreement shall be deleted and replaced as follows:

“12.3.19 No change in ownership No Borrower shall, without the prior written consent of the Lender, permit any change in its legal ownership.”;

4.10	clause 12.3.22 (No Investments) of the Loan Agreement shall be deleted;

4.11	clause 12.3.25 (No security interest) of the Loan Agreement shall be deleted and replaced as follows:

“12.3.19 No security interest Each Borrower shall not create any form of security interest or quasi-security interest over any of its assets or revenues without the prior written consent of the Lender, such consent not to be unreasonably withheld, unless it is reasonably incurred in the normal course of business.”;

4.12	clause 12.4.2 (No change in management) of the Loan Agreement shall be deleted and replaced as follows:

“12.4.2 No change in management Each Borrower shall procure that, if an Event of Default has occurred and is continuing, (i) there shall be no termination of, alteration to, or waiver of any term of, the Management Agreement in respect of its Vessel without the Lender’s prior written consent and (ii) no Borrower shall permit the Managers to sub-contract or delegate the commercial or technical management of its Vessel to any third party without the Lender’s prior written consent.”;

4.13	clause 12.4.7 (No Chartering) of the Loan Agreement shall be deleted and replaced as follows:

“12.4.7 No chartering If an Event of Default has occurred and is continuing, no Borrower shall without the prior written consent (such consent not to be unreasonably withheld) of the Lender let its Vessel on a Charter or a bareboat charter or renew or extend any Charter or other contract of employment of its Vessel with a duration of more than twelve (12) months (nor agree to do so).”;

4.14	clause 13.1.8 (Change in ownership or control of a Security Party) of the Loan Agreement shall be deleted and replaced as follows:

“Change in ownership or control of a Security Party There is any change in the legal ownership or control of a Security Party (other than the Guarantor) from that advised to the Lender by the Borrowers at the date of this Agreement, without the Lender’s prior written consent.”; and

4.15	clause 13.1.14 (Reduction of Capital) of the Loan Agreement shall be deleted and replaced as follows:

“Reduction of capital Any Borrower reduces its authorised or issued or subscribed capital.”.

5	Release of Security

Without limitation to the obligations of the Borrowers under the Loan Agreement or to the obligations of the other Security Parties (other than the Guarantor) under, or to the validity of, any documents (other than the Guarantee, the Membership Interest Pledge Agreements and any other Finance Documents to which Poseidon is a party) which the Security Parties (other than Poseidon) have executed in favour of the Lender pursuant to the Loan Agreement all of which shall remain in full force and effect, the Lender will, within one (1) Business Day of the Transfer Effective Date, execute a deed of release in the form attached as Schedule 2.

6	Confirmation and Undertaking

6.1	In consideration of the agreements of the Lender contained in this Sixth Supplemental Agreement, each of the Borrower confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect (other than, after the Transfer Effective Date, in respect of the Original Security Documents), despite the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Sixth Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement and the Security Documents (however described) were references to the Loan Agreement and the Security Documents as amended and supplemented by this Sixth Supplemental Agreement.

6.2	The definition of any term defined in any of the Security Documents (howsoever described) shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Sixth Supplemental Agreement.

7	Notices

The provisions of clauses 17 (Notices) of the Loan Agreement shall apply to this Sixth Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Sixth Supplemental Agreement.

8	Law and Jurisdiction

8.1	This Sixth Supplemental Agreement and any non-contractual obligations arising from or in connection with it shall in all respects be governed by and interpreted in accordance with English law.

8.2	For the exclusive benefit of the Lender, the parties to this Sixth Supplemental Agreement irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute (a) arising from or in connection with this Sixth Supplemental Agreement or (b) relating to any non-contractual obligations arising from or in connection with this Sixth Supplemental Agreement and that any proceedings may be brought in those courts.

8.3	Nothing contained in this Clause 8 shall limit the right of the Lender to commence any proceedings against the Borrowers and the Guarantor in any other court of competent jurisdiction nor shall the commencement of any proceedings against the Borrowers and the Guarantor in one or more jurisdictions preclude the commencement of any proceedings in any other jurisdiction, whether concurrently or not.

8.4	Each Borrower and the Guarantor irrevocably waive any objection which they may now or in the future have to the laying of the venue of any proceedings in any court referred to in this Clause 8, and any claim that those proceedings have been brought in an inconvenient or inappropriate forum, and irrevocably agree that a judgment in any proceedings commenced in any such court shall be conclusive and binding on it and may be enforced in the courts of any other jurisdiction.

8.5	Without prejudice to any other mode of service allowed under any relevant law, each Borrower and the Guarantor:

8.5.1	irrevocably appoint Messrs. Saville & Co., 2 Throgmorton Avenue, London EC2N 2ER, England as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

8.5.2	agree that failure by a process agent to notify any Borrower and the Guarantor of the process will not invalidate the proceedings concerned.

9	Further Assurance

The Borrowers covenant that from time to time at the request of the Lender they will execute and deliver to the Lender or procure the execution and delivery to the Lender of all such documents as in the opinion of the Lender are necessary for giving full effect to this Sixth Supplemental Agreement and for perfecting and protecting the value of or enforcing any rights or securities granted to the Lender under or pursuant to the Loan Agreement and this Sixth Supplemental Agreement.

10	Miscellaneous

Clause 21.1 (No oral variations) and 21.6 (Contracts (Rights of Third Parties) Act 1999) of the Loan Agreement shall (mutatis mutandis) apply to this Sixth Supplemental Agreement.

11	Counterparts

This Sixth Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

12	Costs and Expenses

The Borrowers and Poseidon shall, on demand of the Lender and upon a full indemnity basis, reimburse the Lender for all costs and expenses (including legal fees and disbursements plus any value added tax payable thereon) incurred by the Lender in connection with the preparation, negotiation and execution of this Sixth Supplemental Agreement and any other documents required.

IN WITNESS of which the parties to this Sixth Supplemental Agreement have executed this Sixth Supplemental Agreement the day and year first before written.

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
PISTI SHIPPING LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARIS MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
APHRODITE MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ATHENA MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
DIMITRA MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
APOLLON MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARTEMIS MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERMES MARINE LLC (MI))
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERA MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ALEXANDER MARINE LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Aikaterini Emmanouil	)
/s/ Aikaterini Emmanouil	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
POSEIDON CONTAINERS	)
HOLDINGS LLC	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

SIGNED by Nigel Bowen Morris	)
/s/ Nigel Bowen Morris	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
DVB BANK SE	)
in the presence of: Ioannis Galanos	)

/s/ Ioannis Galanos
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 18536

Schedule 1

Effective Date Confirmation

To:	PISTI SHIPPING LLC

ARIS MARINE LLC

APHRODITE MARINE LLC

ATHENA MARINE LLC

DIMITRA MARINE LLC

APOLLON MARINE LLC

ARTEMIS MARINE LLC

HERMES MARINE LLC (MI)

HERA MARINE LLC

ALEXANDER MARINE LLC

Trust Company Complex

Ajeltake Road, Ajeltake Island

Majuro, Marshall Islands

MH 96960

We, DVB BANK SE, refer to the supplemental agreement dated              2015 (the “Supplemental Agreement”) relating to a secured Loan Facility Agreement dated 2 September 2010 as amended and supplemented by a first supplemental agreement dated 5 November 2010 and as further amended, restated and supplemented by a second supplemental agreement dated 17 October 2011 and as further amended and supplemented by a third supplemental agreement dated 12 July 2012, a fourth supplemental agreement dated 6 December 2012, a deed of amendment, release and reassignment dated 25 January 2013 and a fifth supplemental agreement dated 26 February 2015 (together, the “Loan Agreement”) made between, amongst others, yourselves, as Borrowers and ourselves, as the Lender in respect of a loan to yourselves from ourselves of up to one hundred and seventy six million Dollars ($176,000,000).

We hereby confirm that all conditions precedent referred to in Clause 2.1 (other than the condition precedent referred to in Clause 2.1.10) of the Supplemental Agreement have been satisfied. In accordance with Clauses 1.1 and 4 of the Supplemental Agreement the Initial Conditions Precedent Satisfaction Date is the date of this confirmation and the amendments to the Loan Agreement are effective from the Transfer Effective Date.

Dated:              2015

Signed:
Nigel Bowen Morris

For and on behalf of
DVB BANK SE